UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2022

Motorcar Parts of America, Inc.

(Exact name of registrant as specified in its charter)

New York	001-33861	11-2153962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 California Street, Torrance CA	90503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 212-7910

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MPAA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Motorcar Parts of America, Inc. (the “Company”) was held on September 8, 2022 (the “Meeting”).

At the Meeting, the Company’s Shareholders voted on proposals to: (i) elect directors; (ii) ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accountants for the fiscal year ending March 31, 2023; (iii) approve on a non-binding advisory basis the compensation of our named executive officers, and (iv) approve the Motorcar Parts of America, Inc. 2022 Incentive Award Plan (“2022 Plan”).

All nominees for election to the Board of Directors of the Company, as directors, were elected to serve until the next Annual Meeting of Shareholders and until their respective successors are duly elected and qualified, or until the earlier of such director’s death, resignation or removal. The Shareholders also ratified the selection of the independent registered public accountants.  The Shareholders approved on a non-binding advisory basis the compensation of our named executive officers.  Moreover the Shareholders approved the 2022 Plan.

The number of votes cast for or against and the number of abstentions and broker non-votes with respect to each proposal are set forth below:

Proposal 1—Election of Directors

Nominee	Shares For	Shares Against	Shares Withheld	Broker Non-Votes

Selwyn Joffe	15,649,325	1,759,900	3,902	942,393
Rudolph Borneo	13,386,985	4,022,438	3,704	942,393
David Bryan	13,449.101	3,906,324	3,702	942,393
Joseph Ferguson	15,854,616	1,554,809	3,702	942,393
Philip Gay	15,579,335	1,830,090	3,702	942,393
Jeffrey Mirvis	13,350,676	4,058,748	3,703	942,393
Jamy Rankin	15,854,425	1,554,800	3,902	942,393
Patricia (Tribby) Warfield	15.850,252	1,559,173	3,702	942,393
Barbara Whittaker	13,903,818	3,505,606	3,703	942,393

Proposal 2 – Ratification of Ernst & Young LLP

Shares For	Shares Against	Shares Abstaining

18,323,627	27,975	3,918

Proposal 3 – Advisory Vote on the Compensation of our Named Executive Officers

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes

12,857,214	4,350,379	205,534	942,393

Proposal 4 – Approval of Motorcar Parts of America, Inc. 2022 Incentive Award Plan

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes

13,076,739	4,309.007	27,381	942,393

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTORCAR PARTS OF AMERICA, INC.

Date: September 9, 2022	/s/ Juliet Stone
Juliet Stone
Vice President and General Counsel